Acquisition	12 Months Ended
Dec. 31, 2020
Business Combinations [Abstract]
Acquisition
4. Acquisitions
Caviar Acquisition
On October 31, 2019, the Company acquired Caviar in an effort to help grow its business, advance its strategy of offering consumers differentiated merchant selection, and enable the Company to cater to even more food preferences and occasions. The acquisition has been accounted for under the acquisition method of accounting. The acquisition date fair value of the consideration transferred was $411 million, which consisted of $311 million in cash, including $1 million in seller transaction costs settled at closing, and $100 million of the

Company’s Series G redeemable convertible preferred stock. The Company’s acquisition-related costs were $5 million and all costs were recorded as general and administrative expenses on the Company’s consolidated statements of operations during the period in which they were incurred.
The total purchase consideration of the Caviar acquisition was allocated to the tangible and intangible assets acquired, and liabilities assumed, based upon their respective fair values as of the date of the acquisition. Management determined the fair values based on a number of factors, including a valuation from an independent third-party valuation firm. The excess of the purchase price over the net assets acquired was recorded as goodwill. Goodwill is attributable to the assembled workforce and anticipated synergies from the future growth and strategic advantages in the food delivery industry. The goodwill recorded in connection with the acquisition of Caviar is deductible for tax purposes.
The following table summarizes the fair values of the assets acquired and liabilities assumed as of the acquisition date (in millions):

October 31, 2019
Prepaid expenses and other current assets	$4
Intangible assets	106
Goodwill	305
Accrued expenses and other current liabilities	(3)
Other liabilities	(1)

Total purchase price	$411

The following table sets forth the components of identifiable intangible assets acquired (in millions) and their estimated useful lives as of the date of acquisition (in years):

	Estimated Useful Life	October 31, 2019
Existing technology	1.5	$45
Vendor relationships	13.0	45
Courier relationships	1.5	1
Customer relationships	3.0	9
Trade name and trademarks	3.0	6

Total acquired intangible assets		$106

Existing technology acquired primarily consists of Caviar’s online and mobile platform for restaurant pickup and delivery orders. The estimated fair value of the existing technology and vendor relationships was determined based on the present value of the expected cash flows to be generated by each existing technology and existing vendor respectively. The Company expects to amortize the fair value of these intangible assets on a straight-line basis over their respective estimated useful lives.
Included within the prepaid expenses and other current assets acquired is an indemnification asset of $3 million, which relates to a corresponding assumed liability of $3 million related to a probable and estimable legal settlement for which Square, Inc. has provided an indemnification to the Company.
The amount of revenue from Caviar included in the consolidated statements of operations for the year ended December 31, 2019 was $15 million.
The following unaudited pro forma results presents the combined revenue and net loss as if the Caviar acquisition had been completed on January 1, 2018, the beginning of the comparable annual reporting period.

The unaudited pro forma information is based on estimates and assumptions which the Company believes are reasonable and primarily reflects adjustments for the pro forma impact of additional amortization related to the fair value of acquired intangible assets and transaction costs. The unaudited pro forma results are presented for informational purposes only and are not necessarily indicative of what the actual results of operations of the combined company would have been if the acquisition had occurred at the beginning of the periods presented, nor are they indicative of future results of operations. The unaudited pro forma results were as follows (in millions):

	Year Ended December 31,
	2018	2019
Revenue	$361	$971
Net loss	(291)	(726)
Other Acquisitions
During the year ended December 31, 2019, the Company completed the acquisition of Scotty Labs, Inc., which was accounted for under the acquisition method of accounting. The acquisition date fair value of the consideration transferred was $5 million. The total purchase consideration was allocated to the tangible and intangible assets acquired, and liabilities assumed, which primarily consisted of $4 million of intangible assets. The identifiable intangible assets acquired consisted entirely of existing technology, which has an estimated remaining useful life of 2 years as of December 31, 2019. Additionally, the Company recorded $1 million of goodwill, which represented the excess of the purchase price over the net assets acquired.
In December 2020, the Company completed the acquisition of all outstanding shares of a technology manufacturing company, which was accounted for under the acquisition method of accounting. The total purchase consideration was approximately $30 million, of which $3 million was recorded in accrued expenses and other current liabilities. The total purchase consideration was allocated to the tangible and intangible assets acquired, and liabilities assumed, which primarily consisted of $22 million of intangible assets. The intangible assets acquired consisted entirely of existing technology, which has an estimated remaining useful life of 8 years as of the date of the acquisition. Additionally, the Company recorded $10 million of goodwill, which represented the excess of the purchase price over the net assets acquired.
These acquisitions are not material to the Company for the periods presented and therefore, pro forma information has not been presented.